UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 13, 2010

MDRNA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-13789	11-2658569
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3830 Monte Villa Parkway, Bothell, Washington	98021
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 425-908-3600

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 13, 2010, MDRNA, Inc. (the “Company”) entered into a Placement Agency Agreement (the “Placement Agency Agreement”) with Canaccord Adams Inc. (the “Placement Agent”), pursuant to which the Placement Agent agreed to act as the Company’s placement agent in connection with a registered direct offering by the Company (the “Offering”) of shares of the Company’s common stock, par value $0.006 per share (the “Common Stock”), and warrants to purchase shares of Common Stock (“Warrants”).

The shares of Common Stock and Warrants in the Offering are being offered by the Company pursuant to an effective shelf registration statement on Form S-3, which was filed with the Securities and Exchange Commission (the “SEC”) on January 22, 2008 and was declared effective on February 4, 2008 (File No. 333-148771), and the registration statement on Form S-3 filed on January 14, 2010 pursuant to Rule 462(b) under the Securities Act of 1933, as amended.

A copy of the Placement Agency Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In connection with the Offering, the Company entered into a Securities Purchase Agreement, dated January 13, 2010 (the “Purchase Agreement”), with certain purchasers identified on the signature page thereto (“Purchasers”), pursuant to which the Company will sell on or before January 19, 2010, to the Purchasers, severally and not jointly, an aggregate of 5,385,557 shares of Common Stock at a negotiated purchase price of $1.02125 per share of Common Stock, for aggregate gross proceeds to the Company of approximately $5,500,000. As part of the transaction, the investors will also receive Warrants, with a five year term, to purchase an aggregate of 3,500,612 shares of Common Stock at an initial exercise price of $1.00 per whole share of Common Stock, which is subject to adjustment, and will be exercisable immediately. A copy of the Purchase Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference, and a copy of the form of Warrant is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

The Placement Agent will be paid a fee of approximately $385,000 in connection with the Offering.

The foregoing summaries of the Offering, the securities to be issued in connection therewith, the Placement Agency Agreement, the Purchase Agreement and the Warrants do not purport to be complete and are qualified in their entirety by reference to the definitive transaction documents, copies of which are attached as exhibits to this Current Report on Form 8-K.

The legal opinion of Pryor Cashman LLP relating to the Common Stock and the Warrants is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On January 14, 2010, the Company issued a press release announcing the Offering, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MDRNA, Inc.

January 14, 2010	By:	/s/ J. MICHAEL FRENCH
	Name:	J. Michael French
	Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description

4.1	Form of Common Stock Purchase Warrant.

5.1	Opinion of Pryor Cashman LLP.

10.1	Placement Agency Agreement, dated January 13, 2010, between MDRNA, Inc. and Canaccord Adams, Inc.

10.2	Securities Purchase Agreement, dated as of January 13, 2010, between MDRNA, Inc. and the purchasers identified on the signature page thereto.

99.1	Press release of MDRNA, Inc. dated January14, 2010.